UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2022
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UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Under Armour, Inc. (the “Company”) was held on May 11, 2022. At the Annual Meeting, the stockholders voted on three proposals and cast their votes as described below. The record date for this meeting was February 25, 2022.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Kevin A. Plank	461,218,290	3,271,273	22,140,837
Douglas E. Coltharp	460,785,854	3,703,709	22,140,837
Jerri L. DeVard	453,656,953	10,832,610	22,140,837
Mohamed A. El-Erian	459,957,733	4,531,830	22,140,837
Patrik Frisk	463,018,771	1,470,792	22,140,837
David W. Gibbs	460,713,069	3,776,494	22,140,837
Karen W. Katz	458,389,308	6,100,255	22,140,837
Westley Moore	453,406,185	11,083,378	22,140,837
Eric T. Olson	433,427,513	31,062,050	22,140,837
Harvey L. Sanders	453,816,642	10,672,921	22,140,837

Proposal 2

The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
451,661,092	12,612,693	215,778	22,140,837

Proposal 3

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the transition period from January 1, 2022 through March 31, 2022 and the fiscal year ending March 31, 2023. The voting results were as follows:

For	Against	Abstain
481,609,781	4,863,847	156,772

No other matters were submitted for stockholder action.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: May 16, 2022	By:	/s/ JOHN P. STANTON
John P. Stanton
Executive Vice President, General Counsel & Secretary